UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549
________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
______________________________

Date of Report (Date of earliest event reported) April 14, 2010

Duckwall-ALCO Stores, Inc.
(Exact name of registrant as specified in its charter)

Kansas	0-20269	48-0201080
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Cottage
Abilene, Kansas 67410-2832
 (Address of principal executive offices) (Zip Code)

(785) 263-3350
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

           On April 14, 2010, the Board of Directors of Duckwall ALCO-Stores, Inc. (the “Company”) unanimously approved an amendment to the Company’s Bylaws to provide that the Board of Directors must consist of between three and seven directors, as opposed to between five and seven directors as was previously stated in the Company’s Bylaws.

The above description of the amendment to the Company’s Bylaws does not purport to be complete and is qualified in its entirety by reference to the Amendment to Bylaws of Duckwall-ALCO Stores, Inc. dated April 14, 2010, a copy of which is filed as an exhibit to this Current Report on Form 8-K.

Item 7.01  Regulation FD Disclosure.

The information set forth in Item 5.03 is incorporated herein by reference, in its entirety, into this Item 7.01.

Item 9.01.  Exhibits.

(d) Exhibits

99.1           Amendment to Bylaws unanimously adopted by the Company’s Board of Directors on April 14, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 20, 2010	DUCKWALL-ALCO STORES, INC. By: /s/ Richard E. Wilson Richard E. Wilson President and Chief Executive Officer

INDEX TO EXHIBITS

99.1           Amendment to Bylaws unanimously adopted by the Company’s Board of Directors on April 14, 2010.